ATTENTION ELECTRONIC FILERS

     THIS REGULATION SHOULD BE READ IN CONJUNCTION WITH REGULATION S-T, WHICH GOVERNS THE PREPARATION AND SUBMISSION OF DOCUMENTS IN ELECTRONIC FORMAT. MANY PROVISIONS RELATING TO THE PREPARATION AND SUBMISSION OF DOCUMENTS IN PAPER FORMAT CONTAINED IN THIS REGULATION ARE SUPERSEDED BY THE PROVISIONS OF REGULATION S-T FOR DOCUMENTS REQUIRED TO BE FILED IN ELECTRONIC FORMAT.

                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO. ____________)

Filed by the registrant  [x]
Filed by a party other than the registrant [ ]
Check the appropriate box:


   [ ] Preliminary proxy statement       [X] Confidential,  for  use  of  the
                                             Commission  only (as  permitted  by
                                             Rule 14a-6(e)(2))


   [X] Definitive proxy statement.

   [ ] Definitive additional materials.

   [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.
--------------------------------------------------------------------------------

                                    NMBT CORP
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
Payment of filing fee (check the appropriate box)

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a(6(i)(1)and 0-11.

(1) Title of each class of securities Common Stock, par value $.01, of NMBT CORP

(2) Aggregate number of securities to which transaction applies:

         N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         N/A

(4) Proposed maximum aggregate value of transaction: N/A

(5) Total fee paid: N/A

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid: N/A

     (2) Form, Schedule or Registration Statement No: N/A

     (3) Filing Party: N/A

     (4) Date Filed: N/A

                                [GRAPH OMMITTED]





                                NOTICE OF ANNUAL

                             MEETING OF STOCKHOLDERS

                                   TO BE HELD

                                   MAY 5, 1998

                                       AND

                                 PROXY STATEMENT



--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING. ACCORDINGLY, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE PROXY AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. RETURNING YOUR PROXY DOES NOT DEPRIVE YOU OF YOUR RIGHT TO ATTEND THE MEETING AND TO VOTE YOUR SHARES IN PERSON.

--------------------------------------------------------------------------------

[ NMBT LETTERHEAD ]




Dear Stockholder:                                                  April 3, 1998

     On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of NMBT CORP (the "Company"), which will be held at the Park Lane Office located at 100 Park Lane, New Milford, Connecticut on Tuesday, May 5, 1998, at 7:00 p.m. local time. We look forward to seeing as many stockholders as possible at this meeting.

     At the Annual Meeting, Jack Straub will retire from the Board of Directors after 23 years of service. Since the inception of the Company's operating subsidiary, NMBT ("NMBT"), in 1975, Jack and NMBT have been synonymous. Jack was one of the major forces that brought NMBT into existence. His hard work helped make NMBT prosper in the early years. Jack served as Chairman of the Board from 1986 to 1997. Jack guided NMBT through rough economic times in the late eighties and early nineties, the merger with Candlewood Bank and Trust Company in 1994 and ultimately to prosperity and record earnings. On behalf of the Board of Directors, I would like to invite as many stockholders as possible to attend this year's meeting to wish Jack farewell.

     This year's Annual Meeting will also be the first since NMBT has been reorganized into a subsidiary of the Company. In addition to the usual matters to be voted upon, which include the election of directors and appointment of auditors, we are also asking you to consider and vote upon an increase of 300,000 shares of Common Stock authorized for issuance to officers and directors upon their exercise of options under NMBT's 1994 Stock Option Plan (the "1994 Plan"). Stock option grants, which are made under the 1994 Plan, constitute an important incentive for key managerial employees of the Company and the Company's operating subsidiary, NMBT. Option grants are a significant part of NMBT's ability to attract, retain and motivate people whose skills and performance are critical to the success of NMBT and the Company. The growth in NMBT's business combined with the extension of stock option grants to more key personnel, in the opinion of management, require the utilization of more shares under the 1994 Plan.

     Your vote is very important regardless of the amount of stock you own. We hope you will attend the meeting, but whether or not you plan to be with us, please sign and return the enclosed proxy card as soon as possible so that your shares will be represented. I urge you to review the proxy materials carefully, to vote FOR the director nominees, to vote FOR the proposal to authorize additional shares for the 1994 Plan and to vote FOR the proposal to approve the Company's auditors.


                                                           Sincerely,

                                                           Louis A. Funk, Jr.
                                                           Chairman of the Board

                                    NMBT CORP

                                 55 MAIN STREET
                       NEW MILFORD, CONNECTICUT 06776-2400
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD MAY 5, 1998 AT 7:00 P.M.

--------------------------------------------------------------------------------


To the Stockholders of NMBT CORP:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NMBT CORP (the "Company") will be held on Tuesday, May 5, 1998 at 7:00 p.m., at the Park Lane Office, located at 100 Park Lane, New Milford, Connecticut, for the purpose of considering and voting upon the following matters:

     1. Election of Directors. To elect three directors to serve until the Annual Meeting of Stockholders to be held in the year 2001, who, with the six directors whose terms of office do not expire at this meeting, will constitute the Company's full Board of Directors.

     2. Amendment to 1994 Plan. To approve an amendment to NMBT's 1994 Stock Option Plan to increase the number of shares issuable thereunder to 600,000.

     3. Ratification of Appointment of Auditors. To ratify the directors' appointment of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 1998.

     4. Other Business. To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

     Only stockholders of record as of the close of business on March 24, 1998, will be entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment or postponement thereof.

                                         By Order of the Board of Directors,
                                         NMBT CORP



                                         JAY C. LENT
                                         Secretary



New Milford, Connecticut
April 3, 1998

                                    NMBT CORP

                                 55 MAIN STREET
                       NEW MILFORD, CONNECTICUT 06776-2400

--------------------------------------------------------------------------------

              PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 5, 1998

--------------------------------------------------------------------------------


                    INFORMATION CONCERNING THE SOLICITATION

     This Proxy Statement is being furnished to the Stockholders of NMBT CORP, a Delaware bank holding company (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, May 5, 1998 at 7:00 p.m. at the Park Lane Office located at 100 Park Lane, New Milford,
Connecticut, and at any adjournment or postponement thereof (the "Annual Meeting"). The purpose of the Annual Meeting is to consider and vote upon the following proposals: (i) to elect three directors for a three year term expiring in the year 2001; (ii) to approve and adopt an amendment to NMBT's 1994 Stock Option Plan (the "1994 Plan"); (iii) to approve the appointment by the Board of Directors of Deloitte & Touche LLP as independent auditors of the Company for the year ending December 31, 1998; and (iv) to transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

     Pursuant to the proposed amendment to the 1994 Plan, the number of shares of Common Stock which would be available for issuance under the 1994 Plan would be increased by 300,000 shares to 600,000. The principal executive offices of the Company and its subsidiary, NMBT ("NMBT") are located at 55 Main Street, New Milford, Connecticut 06776-2400. The telephone number of NMBT and the Company is
(860) 355-1171.

     Only stockholders of record as of the close of business on March 24, 1998 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting and each stockholder shall have one vote on all proposals to be presented at the Annual Meeting for each share of the Company Common Stock registered in his or her name. There is no cumulative voting. On the Record Date 2,640,258 shares of the Company Common Stock were authorized, issued and outstanding and held by 1,928 shareholders of record.

     This Proxy Statement and the enclosed Form of Proxy, along with the 1997 Annual Report to Stockholders, are first being mailed to stockholders on or about April 3, 1998.

     The enclosed proxy may be revoked at any time prior to being voted by the submission of a written revocation or a duly executed proxy bearing a later date, or by the stockholder's withdrawal of a previously submitted proxy and personal vote by ballot at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a proxy. Unless a proxy is revoked and except as specified below, shares represented by a properly executed proxy will be voted in accordance with any voting instructions given on the proxy or, unless contrary instructions are given, will be voted "FOR" all nominees listed in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3 and in accordance with the determination of a majority of the Board of Directors as to other matters properly brought before the Annual Meeting. On a matter for which the "ABSTAIN" instruction is given by the Stockholder, shares will be voted neither "FOR" nor "AGAINST".

     A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum of the stockholders. The presence of a quorum and a plurality of the shares present, in person or by proxy, entitled to vote at the Annual Meeting is required to elect directors. The affirmative vote of the shares present, in person or by proxy, entitled to vote at the Annual Meeting is required to approve the amendment to the 1994 Plan, the appointment of the independent auditors and the approval of most other actions which may be taken at the Annual Meeting. Abstentions to a proposal are considered shares present and entitled to vote, and therefore have the same legal effect as a vote against a matter presented at the Annual Meeting. Shares beneficially held in street name are counted for quorum purposes if such shares are voted on at least one matter to be considered at the meeting. Broker non-votes are neither counted for purposes of determining the number of affirmative votes required for approval of proposals nor voted for or against matters presented for stockholder consideration. Consequently, so long as a quorum is present, such non-votes have no effect on the outcome of any vote.

     The expense of soliciting proxies will be borne by the Company. In addition to solicitations by mail, officers and regular employees of the Company may solicit proxies personally or by telephone, telegraph or other means without additional compensation. The Company may reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of the Company's stock held of record by such persons.

     The principal officers and directors of the Company and NMBT, together with their affiliates, beneficially owned, directly or indirectly, as of March 24, 1998, an aggregate of 358,357 shares of Company Common Stock (which number does not include outstanding options to purchase the Company Common Stock), constituting 13.6% of such shares outstanding and entitled to vote on that date. Non employee directors own 336,738 shares of the Company Common Stock or 12.8% of the total, and principal officers of the Company and NMBT own 21,619 of such shares, or less than 1%.

     ADDITIONAL COPIES OF THE 1997 ANNUAL REPORT TO STOCKHOLDERS AND THE 1997 ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO:
JAY C. LENT, NMBT, 100 PARK LANE, NEW MILFORD, CONNECTICUT 06776-2400.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     The table below lists the only persons or groups believed by the Company to be beneficial owners of more than five percent of any class of the Company's voting securities as of the Record Date, March 24, 1998. In preparing the table, the Company has relied upon information supplied to the Securities and Exchange Commission by such persons and other information available to the Company.




                       Number Of Shares Beneficially Owned
                       -----------------------------------

                                            (a)               (b)                 (c)         % of Class
Title of    Name and Address of    With Sole Power       With Shared Power     Total of         as of
Class        Beneficial Owner      to Vote & Invest      to Vote & Invest     (a)  &   (b)    March 24, 1998(1)
 -----         ----------------     ----------------      -----------------   ------------   -----------------



Common      Robert W. X. Martin             51,536            98,959            150,495                5.69%
            42 Marwick Manor
            New Milford, CT





(1) For purposes of calculation, the percent of class is determined by dividing column (c), total number of shares beneficially owned (inclusive of 3,000 shares which Mr. Martin has the right to acquire through the exercise of stock options), by 2,643,258 (the total number of voting securities issued and outstanding as of March 24, 1998 plus 3,000 shares for which Mr. Martin is deemed to be the beneficial owner because he has the right to acquire such shares through the exercise of stock options).

                 STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information as of March 24, 1998 with respect to the shares of the Company Common Stock beneficially owned by each director, each executive officer of the Company and NMBT and by all directors and executive officers as a group:



                                        Number Of Shares Beneficially Owned
                                        -----------------------------------
                                       (a)                   (b)                  (c)           % of Class
  Names and Position(s)            With Sole Power     With Shared Power         Total of           as of
  With the Company and NMBT      to Vote and Invest   to Vote and Invest        (a) and (b)     March 24, 1998 (2)
  -------------------------      ------------------   ------------------        -----------     ------------------
Carrigan, Michael D.                109,201 (2)                  1,372            110,573 (2)       4.03%
 President & CEO

Dumas, Kevin L.                        6,500 (3)                13,317             19,817 (3)       0.75%
 Director

Fish, Deborah L.                         100 (2)                    55                155 (2)       0.01%
 NMBT Vice President & Treasurer,
 Company Treasurer

Funk, Louis A., Jr.                    3,100 (3)                 5,500              8,600 (3)       0.33%
  Chairman of the Board

Greenhaus, Lawrence                   15,155 (3)                 6,241             21,396 (3)       0.81%
 Vice Chairman of the Board

Henderson, Ruth                       44,471 (3)                   992             45,463 (3)       1.72%
 Director

Lent, Jay C.                          63,200 (2)                     0             63,200 (2)       2.34%
 Executive Vice President of Company,
 Secretary & CFO of NMBT &
 the Company

Maher, Peter R.                       47,005 (2)                13,986             60,991 (2)       2.27%
 Executive Vice President and
 Chief Lending Officer of NMBT

Martin, Robert W.X.                   51,536 (3)                98,959            150,495 (3)       5.69%
 Director & Assistant Secretary

Pellegrini, Terry C.                   3,000 (3)                 6,019              9,019 (3)       0.34%
 Director

Southworth, Walter G.                 29,063 (3)                20,215             49,278 (3)       1.86%
 Director

Straub, Jack W.                       10,872 (4)                37,894             48,766 (4)       1.85%
 Director

Taylor, Harry H., Jr.                  3,840 (3)                5,595               9,435 (3)       0.36%
 Director

Weinshank, Arthur C.                   3,469 (3)                    0               3,469 (3)       0.13%
 Director

All directors and executive officers
     as a group (14 persons)         390,512 (2)              210,145             600,657 (2)      20.84%

----------

(1) The Board of Directors for the Company and NMBT are the same and except where specifically indicated, positions stated above are the same for the Company and NMBT.

(2) For purposes of calculation, the percent of class is determined by dividing column (c), total number of shares beneficially owned, by the sum of the total number of voting securities issued and outstanding as of March 24, 1998 (2,640,258), plus the number of shares for which the individual or group is deemed to be the beneficial owner because such individual has or, where appropriate, the individuals comprising the group have the right to acquire such shares through the exercise of stock options. The following individuals and group held such options for the following numbers of shares as of such date: Mr. Carrigan-106,200; Mr. Lent-60,000; Mr. Maher-47,000; Mrs. Fish-100; and all directors & executive officers as a group-242,300. The numbers set forth in the above chart give effect to the options.

(3)  Gives effect to options to purchase 3,000 shares of Common Stock.

(4)  Gives effect to options to purchase 2,000 shares of Common Stock.

                              ELECTION OF DIRECTORS

                                 (PROPOSAL ONE)

     The Company's Bylaws provide for not less than five nor more than twelve directorships, divided into three classes with each class being approximately equal in size. At this Annual Meeting three Class III directors are being nominated to serve for a term of three years until the Annual Meeting to be held in the year 2001 and until their successors are elected and qualified. These three directors, with the six directors remaining, will constitute the full Board. The individuals comprising the Board of Directors of NMBT and the Company are the same and usually hold meetings at the same time. Accordingly, references to the Company Board and the NMBT Board are used interchangeably. Jack Straub will retire as of the Annual Meeting for this year and the Board has already determined to reduce the number of Class III directorships to three. The Company's President, Mr. Carrigan, serves as an ex-officio director. Shares represented by every properly executed proxy will be voted at the 1998 Annual Meeting of Stockholders for the election of the proposed slate of directors, except where the right to vote such shares is withheld as provided in the proxy or otherwise instructed. The presence of a quorum and a plurality of the shares present, in person or by proxy entitled to vote at the Annual Meeting is required to elect directors. The directors of the Company also serve as the directors of NMBT. All nominees are now serving as directors pursuant to their previous election by the stockholders. Each candidate for the Board has been nominated by the Board of Directors. The Board of Directors expects that, and each of the nominees has indicated that, he or she will be available to serve as director; however, in the event that any of them should become unavailable, it is intended that a proxy may be voted for a nominee or nominees who would be designated by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSED NOMINEES.

     The following tables set forth the names of the Board of Directors' nominees for election as a director and those directors who will continue to serve after the Annual Meeting. Also set forth is certain other information with respect to each such person's age as of March 24, 1998, principal occupation or employment during the past five years, the periods during which he or she has served as a director of the Company and NMBT and positions currently held with the Company and NMBT.



                                                                           Position(s) Held
                                            Director     Expiration of   With the Company and
Nominees                              Age     Since       Current Term          NMBT
--------                              ---     -----       ------------         -------

CLASS III

Ruth Henderson                        68       1975            1998            Director

Terry C. Pellegrini                   54       1994            1998            Director

Arthur C. Weinshank                   47       1995            1998            Director




                                                                           Position(s) Held
                                           Director     Expiration of      With the Company
Directors Continuing in Office     Age      Since       Current Term          and NMBT
-------------------------------    ---     -------      -------------       ---------------


CLASS II

Robert W. X. Martin                67         1975            1999         Director and
                                                                           Asst. Secretary


Walter G. Southworth               73         1975            1999         Director


Harry H. Taylor, Jr.               67         1993            1999         Director



                                                                           Position(s) Held
                                           Director     Expiration of      With the Company
Directors Continuing in Office     Age      Since       Current Term          and NMBT
-------------------------------    ---     -------      -------------       ---------------


CLASS I


Kevin L. Dumas                      41        1995           2000             Director


Louis A. Funk, Jr.                  55        1995           2000             Director and
                                                                              Chairman


Lawrence Greenhaus                  69        1975           2000             Director  and
                                                                              Vice Chairman




BACKGROUND OF NOMINEES

     Ruth Henderson has served on the Board of Directors since 1975. She is the owner and operator of the Silo, a retail gourmet food and cooking business headquartered in New Milford, Connecticut.

     Terry C. Pellegrini has served on the Board of Directors since 1994. He has been engaged in the private practice of law since 1969 and is a principal in the law firm of Moots, Pellegrini, Spillane & Mannion, P.C.

     Arthur C. Weinshank has served on the Board of Directors since 1995. He has been engaged in the private practice of law since 1975 and is a principal in the law firm of Cramer & Anderson LLP.

BACKGROUND OF DIRECTORS CONTINUING IN OFFICE

     Kevin L. Dumas has served on the Board of Directors since 1995. He has been engaged in the private practice of accounting since 1986.

     Louis A. Funk, Jr. has been a director since 1995. He was an owner and Vice President of the Omaha Beef Co., Inc. of Danbury, Connecticut from 1968 to 1997.

     Lawrence Greenhaus has been a director since 1975. He retired in 1994 after practicing accounting for 44 years. He was a principal in the accounting firm of Greenhaus, Riordan & Co. located in New Milford, Connecticut.

     Robert W.X. Martin has been a director since 1975. He was the owner of Martin Plumbing Supply, Inc. of New Milford, Connecticut, until his retirement in 1978.

     Walter G. Southworth has been a director since 1975. He was the owner of Walter G. Southworth, Inc., the operator of a retail automobile dealership located in New Milford, Connecticut from 1952 to 1989.

     Harry H. Taylor, Jr. has been a director since 1993. He is the owner of H.H. Taylor & Son, a retail building materials and hardware business located in New Milford, Connecticut.

DIRECTORS' AFFILIATIONS

     There are no reportable business or personal relationships or affiliations between any director or nominee and the Company or its management. No nominee for director serves as a director of any other company with a class of securities registered under Section 12 of the Securities Exchange Act of 1934.

COMPENSATION OF DIRECTORS

     Annual Fees and Meeting Fees. In 1997, each Director who was not an employee of the Company or NMBT received an annual directors' retainer fee of $8,500; a stipend of $250 for each board meeting attended; and a stipend of $75 for each committee meeting attended. Beginning in June, 1997 however, the stipend for attending Loan Committee meetings was increased to $125 per meeting. During 1997, the Chairman of the Board, Louis A. Funk, Jr., received an additional stipend of $20,000 and the Chairman of the Audit and Personnel
Committees each received an additional stipend of $1,000. The Assistant Secretary received an additional stipend of $2,500. Any Director who is an employee of the Company or NMBT receives no additional compensation for his or her service as a member of the Board or any Board committee.

     Stock Option Grants. The Company has two stock option plans which were approved by the stockholders. The option plans are for the benefit of directors, officers and employees of NMBT. The option plans currently permit grants to directors as specified in the plans. During 1997 options to purchase 3,000 shares of Common Stock were granted to each director.

     Directors Fee Deferral Plan. In 1997, the Board of Directors approved a Directors Fee Deferral Plan whereby Directors may defer their annual fees or a 25%, 50% or 75% portion thereof, until reaching the age of seventy. The deferred benefits are paid over a fifteen year period commencing in the month following a Director attaining seventy years of age. A lump sum payment, however, is due any Director terminated as a result of a change of control, within thirty days of the termination. If a Director dies prior to attaining age seventy, any deferred benefit relative to that Director is paid to the deceased Director's estate or designated beneficiary. The Board of Directors had previously adopted a deferred compensation plan for its Directors and certain selected executive officers of NMBT (See "Compensation Pursuant to Plans
- Officers'and Directors' Deferred Compensation Agreements")

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     The Board of Directors met thirteen times during 1997. No director, nominee or continuing director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of the committees of the Board on which he or she served (during the period for which he or she was a director and for which he or she served on any such committees).

     To assist in the discharge of its responsibilities, the Board has subcommittees which include an Audit Committee, an Investment Committee, a Loan Committee and a Personnel Committee.

     The Audit Committee, consisting of Directors Dumas (the Committee's Chairman), Funk, Greenhaus, Martin, Straub and Taylor met 13 times during 1997. This Committee recommends engagement of the independent auditors, reviews the arrangement and scope of the audit, considers comments made by the independent auditors regarding internal accounting controls, oversees the internal auditing function, reviews internal accounting procedures and controls with NMBT's financial staff and reviews non-audit services provided by the Company's independent auditors.

     The Investment Committee, consisting of Directors Carrigan, Funk, Pellegrini (the Committee's Chairman), Southworth, Weinshank and Straub, met 4 times during 1997. The Investment Committee is responsible for overseeing the adoption, revision and implementation of NMBT's investment and funds management policies.

     The Loan Committee, consisting of Directors Carrigan, Funk, Greenhaus (the Committee's Chairman), Martin, Pellegrini and Straub met 17 times during 1997. The Loan Committee is responsible for overseeing the adoption, revision and implementation of NMBT's loan policies.

     The Personnel Committee, consisting of Directors Dumas, Funk, Martin, Southworth, Straub and Weinshank (the Committee's Chairman), met 9 times during 1997. This Committee reviews the personnel needs of NMBT and the Company with senior management, reviews and approves recommendations on salary adjustments for NMBT's officers and employees for submission to the Board of Directors, makes recommendations to the Board of Directors concerning the granting of stock options to NMBT's officers and employees, and oversees the NMBT's benefits and retirement plans.

                                   MANAGEMENT

EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the executive officers of the Company and NMBT. Messrs. Carrigan, Lent and Maher serve pursuant to employment agreements. See "Management-Employment Contracts."


                                    Age at
Name                             March 24, 1998                        Position(s) Held
----                             --------------                        ----------------

Michael D. Carrigan                 46               President and Chief Executive Officer of NMBT and the Company

Jay C. Lent                         39               Executive  Vice  President of NMBT, Chief Financial  Officer and
                                                     Secretary of NMBT and the Company

Peter R. Maher                      45               Executive Vice President and Chief Lending Officer of NMBT

Deborah L. Fish                     47               Vice President and Treasurer of NMBT, Treasurer of the Company



     Michael D. Carrigan joined NMBT on January 4, 1993, as Executive Vice President and assumed the responsibilities of President and Chief Executive Officer on May 6, 1993. He was formerly an Executive Vice President, Senior
Lending Officer with UST Bank/Connecticut. He became President of the Company immediately after its inception in 1997. His background includes 25 years of commercial lending and loan administration experience.

     Jay C. Lent joined NMBT on October 22, 1990, as Executive Vice President and Chief Financial Officer. In June, 1993, Mr. Lent was named Secretary of NMBT. After the creation of the Company in 1997 he was named its Secretary. Previously, Mr. Lent was a Senior Manager with Coopers & Lybrand, an international accounting and consulting firm. He has also served as Chief Financial Officer with First International Bancorp.

     Peter R. Maher joined NMBT on April 19, 1993, as Senior Vice President and Chief Lending Officer. In August, 1995 Mr. Maher was named Executive Vice President and Chief Lending Officer. Mr. Maher has over 20 years of banking experience, including commercial and consumer lending, branch administration and bank operations. Prior to joining NMBT, Mr. Maher was a Senior Vice President with UST Bank/Connecticut.

     Deborah L. Fish joined NMBT in 1976 and has held various positions with NMBT since that time. She was named Treasurer of NMBT in 1986 and Vice President in 1987. She was named Treasurer of the Company in 1997.

EMPLOYMENT CONTRACTS

     NMBT has employment agreements with Messrs. Carrigan, Lent and Maher. Their annual salary for the period ending December 31, 1998 is $165,000, $130,000 and $110,000 respectively. The employment agreements provide for a term of one year expiring December 31, 1998. The agreements also provide for one year extensions unless terminated in accordance with the terms contained therein. Any increases in salary paid during extension periods are determined at the discretion of the Board of Directors.

     Mr. Carrigan's agreement provides for the payment of cash severance equal to three times his average annual gross income for the previous five years, less one dollar, upon his voluntary termination for "good reason" (as defined therein) or involuntary termination other than for "cause" (as defined therein) within twelve months following a "change of control" (as defined therein). If employment is terminated for "cause" or if Mr. Carrigan voluntarily terminates his employment other than in connection with a "change in control," Mr. Carrigan would be entitled to receive compensation only through the date of termination. If his employment is terminated for any reason other than "for cause," disability, death or a "change in control," then Mr. Carrigan shall be paid the greater of (i) his salary for the months remaining in the "term" (as defined therein) of employment, (ii) an amount equal to his then current monthly salary multiplied by the number of years (not to exceed twelve) of his employment, or
(iii) his salary for six months.

     The agreements for Messrs. Lent and Maher, while substantially similar in form to Mr. Carrigan's, provide for the payment of cash severance equal to one times their average annual gross income for the previous five years, less one dollar, upon their voluntary termination for "good reason" (as defined therein) or involuntary termination within twelve months following a "change of control" (as defined therein).

EXECUTIVE COMPENSATION

     The following table sets forth the annual compensation for the highest paid executive officers and directors of the Company and NMBT whose compensation for 1997 exceeded $100,000:



                                             SUMMARY COMPENSATION TABLE



                                                                                  Long Term
                                                                                Compensation Awards
                                             Annual Compensation   Restricted  -----------------------
                                     Fiscal  -------------------   Stock          Securities              LTIP        All Other
Name and Principal Position(s)        Year   Salary($) Bonus ($)   Awards       Underlying Options (#)   Payouts    Compensation ($)
-----------------------------         ----   ---------  ---------  ------       ----------------------   -------    ----------------

Michael D. Carrigan                   1997   $155,000   $50,000      --                --                  --       $    10,517
President, Chief Executive            1996    145,000    50,000      --                --                  --             9,147
  Officer and Director of             1995    135,000    40,000      --                --                  --             9,697
  NMBT & the Company

Jay C. Lent                           1997    130,000    35,000      --                --                  --            11,432
Executive Vice President of NMBT      1996    125,000    30,000      --                --                  --             8,801
Chief Financial Officer and           1995    120,000    30,000      --                --                  --            10,297
  Secretary of NMBT & the Company

Peter R. Maher                        1997    105,000    35,000      --                --                  --             9,832
  Executive Vice President and        1996    100,000    30,000      --                --                  --             7,835
  Chief Lending Officer of NMBT       1995     85,000    25,000      --              10,000                --             7,565



                         COMPENSATION PURSUANT TO PLANS

PENSION PLAN

     On June 1, 1991, NMBT instituted a qualified defined contribution pension plan pursuant to section 401(k) of the Internal Revenue Code. Eligible employees, those who have completed a minimum of one year of credited service, may defer up to fifteen percent of their annual salary by contributions to the qualified plan. NMBT matches the first 4% of an employee's contribution dollar for dollar. NMBT has the discretion to make additional annual contributions to the plan. An employee is vested in any amount deferred by the employee which is contributed to the plan. NMBT's matching and discretionary contributions vest over a 5-year period at the rate of 20% per year. Upon retirement or termination of employment, a participant's vested account proceeds will be distributed in a lump sum. The plan provides, in accordance with applicable laws and regulations, for certain "hardship" withdrawals prior to termination of employment or retirement.

     The following table sets forth the years of credited service and NMBT's contributions to the 401(k) Plan on behalf of each executive officer whose aggregate cash compensation was more than $100,000, and as to all eligible participating employees as a group during the prior three fiscal years:



Name of Executive or Number of          Years of          Fiscal           Employer Contributions
Eligible Participating Employees     Credited Service      Year            to the 401(k) Plan
--------------------------------     ----------------   --------          -----------------------


Michael D. Carrigan                          4            1997               $ 10,517
                                                          1996                  9,147
                                                          1995                  9,697

Jay C. Lent                                  7            1997                 11,432
                                                          1996                  8,801
                                                          1995                 10,297

Peter R. Maher                               4            1997                  9,832
                                                          1996                  7,835
                                                          1995                  7,565

All eligible participating
employees as a group--

                  (133)                                   1997                241,660
                  (131)                                   1996                227,909
                  (128)                                   1995                206,105


STOCK OPTION PLANS

     In 1988, the Board of Directors and the stockholders of NMBT adopted, and the Connecticut Banking Commissioner approved, a Non-Statutory Stock Option Plan for the benefit of directors, officers and employees of NMBT (the "1988 Plan") and reserved 93,786 shares for issuance under the Plan. The 1988 Plan authorizes the granting of stock options and stock appreciation rights (SARs). Options granted under the 1988 Plan must be granted by the Board of Directors at a price at or above 85% of the fair market value of a single share of the Company's stock. To date options have been granted to purchase common stock at the fair market value at the date of the grant. The term of each option may not exceed five years from the date of grant. The number of SARs granted to a participant may be equal to or less than the number of shares that the participant is entitled to receive pursuant to the related option, and is reduced either by the exercise thereof or by the number of shares of stock purchased by a participant pursuant to the related options. No SARs have been granted under the 1988 Plan. After March 29, 1998, the termination date of the 1988 Plan, no further options can be granted under the 1988 Plan.

     In 1994, the Board of Directors and the stockholders adopted the 1994 Non-Qualified Stock Option Plan for employees, officers and directors of NMBT (the "1994 Plan") and reserved 300,000 shares for issuance under the 1994 Plan. The term of each option under the 1994 Plan may not exceed ten years from the date of its grant.

     The provisions of the 1994 Plan are identical to the provisions of the 1988 Plan, except that (1) the exercise price of options granted under the 1994 Plan may not be lower than the fair market value of the shares on the date the options are granted, (2) a participant may exercise the options for a six-month (rather than a three-month) period following the participant's retirement or death, and (3) the maximum option term is ten years, rather than five years, from the date of grant. The 1994 Plan, like the 1988 Plan, authorizes the granting of non-qualified stock options and SARs as a means of providing an incentive to and encouraging ownership of the Company's common stock by employees, officers and directors; of rewarding exemplary personnel; of assisting the Company and NMBT in the recruitment of highly qualified personnel; and of providing a mechanism of offering incentives to employees to continually strive to improve NMBT's products and services and their contribution to the performance of NMBT and the Company.

     Simultaneously with the reorganization of NMBT into a wholly owned subsidiary of the Company, the 1988 and 1994 Plans were amended to require the Company to issue the Company common stock shares under the Plans (as opposed to NMBT common stock shares) in the event of exercises under the respective Plans. This was necessitated by the exchange of NMBT shares for the Company shares which was approved at last year's Annual Meeting and has been since effectuated.


OPTION GRANTS

     During 1997, 5,500 options were granted under the 1988 Plan at $12.75 per share. These options were granted at their fair market value on their date of grant, May 2, 1997, 500 of which were exercised. An additional 5,000 of these options remain outstanding and are exercisable for a five year period ending May 2, 2002.

     During 1997, NMBT granted 27,500 options under the 1994 Plan at $12.75 per share. These options were granted at their fair market value on their date of grant, May 2, 1997. A total of 25,000 of these options were exercisable for the period beginning May 2, 1997 and ending May 2, 2002. A total of 2,500 of these options were exercised in 1997.

     No executive officer whose aggregate compensation was more than $100,000 received any grants of options under the 1988 or 1994 Plan during the fiscal year ended December 31, 1997.


OPTION EXERCISES

     The following table sets forth as to each executive officer whose aggregate compensation was more than $100,000, certain information concerning the exercise of stock options during the fiscal year ended December 31, 1997, and the value of all unexercised options held by such individuals at such date:



                  AGGREGATED OPTION EXERCISES IN 1997 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                                 Number of           Value of
                                                                                 Shares              Unexercised
                                                                                 Underlying          In-The-Money
                                                                                 Unexercised         Options at
                                                                                 Options at Fiscal   Fiscal Year-
                                         Shares Acquired         Value           Year-End            End
Name                                       on Exercise           Realized        Exercisable         Exercisable (2)
----                                     ---------------         --------        -----------         ---------------



Michael D. Carrigan                        6,100                 $  66,969(1)    112,400             $1,586,100
Jay C. Lent                               12,000                   134,625(1)     77,000              1,087,625
Peter R. Maher                               --                       --          47,000                624,250

____________________________

(1)  Market value of common stock at date of exercise, less the exercise price.

(2) Based on the $20.00 closing price of the Company's common stock as reported on The Nasdaq SmallCap Market on December 31, 1997, minus the exercise price.

OFFICERS' AND DIRECTORS' DEFERRED COMPENSATION AGREEMENTS

     In 1985 and 1986, the Board of Directors of NMBT approved Deferred Compensation Agreements for its directors and selected executive officers. These agreements permitted the directors and selected executive officers to defer a portion of their cash compensation for a period of four years during which time such deferred amounts were invested by NMBT in life insurance contracts on the lives of the directors and executives. NMBT is the beneficiary of such insurance contracts. Directors were also permitted to enter into similar agreements with NMBT to defer a portion of their annual retainer fees for a period of four years during which time such deferred amounts were invested by NMBT in life insurance contracts on the lives of such directors. The amounts to be received by the directors are not limited to the amounts initially deferred by the directors and invested in the life insurance contracts. NMBT is the beneficiary on such policies which will provide NMBT with the funds to pay the benefits owed by NMBT to the director upon the director's death, disability or when the director reaches age 65, 68 or 70 (normal retirement age).

     Distributions under the plan are payable by NMBT as either a lump sum, in a maximum of ten equal annual installments, or in either 120 or 180 equal monthly installments depending upon the basis for the distribution. In cases of death, attaining normal retirement age or other terminations, lump sum distributions or installment payments are authorized. Hardship distributions may also be requested. Retirement distributions would occur upon the director's attaining normal retirement age. NMBT's aggregate distributions in 1997 pursuant to this plan totaled $144,577. As of December 31, 1997, the amount of deferred compensation accrued under these agreements aggregated $1,064,823.

     Although NMBT may be obligated for certain cash payments prior to the receipt of proceeds from the purchased life insurance policies under its Deferral Compensation Agreements approved in 1985 and 1986, the actuaries have calculated that NMBT should ultimately be reimbursed in whole from such life insurance proceeds.

     In 1997, the Board of Directors of NMBT adopted a Supplemental Executive Retirement and Deferred Compensation Plan to provide its senior executive officers and directors with additional retirement and tax deferral benefits to the extent benefits under the qualified retirement plans of NMBT are limited by applicable law or regulation. The Supplemental Plan will permit additional deferral of compensation and matching contributions (as determined by the Company's Personnel Committee) to the extent the supplemental deferral had been made into NMBT's 401(k) Plan.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Board of Directors as a whole makes decisions on compensation for executive officers (with Mr. Carrigan not participating in decisions concerning his compensation). The Board is currently comprised of ten members. Because the business of the Company currently consists of the business of NMBT only, no separate cash compensation is paid to the executive officers of the Company. No members of the Board who participated in these decisions are employed by the Company or NMBT, neither do any of these members have an interlocking relationship with a compensation committee of another entity, nor do they participate in any of the Company's or NMBT's executive compensation plans.

     In addition, the Personnel Committee, none of whose members are employees of the Company or NMBT, makes recommendations to the Board of Directors concerning the grant of stock options to employees, including director and non-director executive employees. Based on these recommendations, the Board of Directors makes decisions regarding the grant of any such options (with Mr. Carrigan not participating in decisions concerning himself). This Committee also makes recommendations to the Board of Directors on compensation for other officers and employees and on other benefit plans for employees of the Company and NMBT.

         The Board of Directors does not have formal compensation policies. The Board does, however, consider the Company's and NMBT's performance, the accomplishment of business objectives, and the individual's contribution to earnings and shareholder value in setting senior officer compensation levels. The Board also considers the compensation paid by peer group institutions with the goal of being competitive in the attraction and retention of qualified executives. The two principal components of executive officers' compensation are salary and stock options granted under the Company's 1994 Plan. The Board considers granting bonuses only when it determines that performance is exceptional, and only after consideration of such factors as performance for such year compared to prior years, and the time and effort exerted by management. These decisions are made on a judgmental basis, and not according to a specific formula. The Board chose to recognize the performance by Messrs. Carrigan, Lent and Maher in the 1997 fiscal year by the payment of a cash bonus as reflected in the Summary Compensation Table.

COMPANY STOCK PERFORMANCE

     The following graph shows a five-year comparison of cumulative total return for the Company's stock (NMBT's stock prior to November 25, 1997), the Standard & Poor's 500 Composite Index and the Nasdaq Bank Index, which is a published industry index. Notwithstanding any statement to the contrary in any of the Company's previous or future filings with the Securities and Exchange Commission, the graph shall not be incorporated by reference into any such filings.


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                        AMONG NMBT CORP, THE NASDAQ BANK
                          INDEX AND THE S & P 500 INDEX
                               [GRAPHIC OMITTED]

-----------------------FISCAL YEAR ENDING-----------------------------
COMPANY         1992      1993       1994       1995       1996       1997

NMBT CORP       100      200.00     204.17     330.57     431.13     700.64

PEER GROUP      100      114.04     113.63     169.22     223.41     377.43

BROAD MARKET    100      110.08     111.54     153.45     188.69     251.64


THE PEER GROUP CHOSEN WAS:
NASDAQ BANKING INDEX

THE BROAD MARKET INDEX CHOSEN WAS:
AN INDEX OF THE COMPANIES ON THE S&P 500

* $100 Invested on 12/31/92 in Stock or Index -- Including Reinvestment of Dividends.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 1997, non-employee directors Dumas, Funk, Martin, Southworth, Straub and Weinshank served as members of the Personnel Committee which oversees the granting of options under the 1994 Plan and the 1988 Plan. None of the Personnel Committee members or Named Executive Officers have any relationships which must be disclosed under this caption.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and holders of more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Company Common Stock and other equity securities of the Company. Such officers, directors and 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of such forms that it received, or written representations from reporting persons that no other reports were required for such persons, the Company believes that, since becoming subject to SEC jurisdiction in late 1997, all Section 16(a) filing requirements were satisfied on a timely basis.

                     AMENDMENT TO THE 1994 STOCK OPTION PLAN

                                 (PROPOSAL TWO)

         The Personnel Committee (the "Committee"), a committee of the Board comprised solely of non-employee directors of the Company, has recommended to the Board of Directors and the Board, subject to the approval of stockholders, has approved an amendment (the "Amendment") to NMBT's 1994 Non-Qualified Stock Option Plan for Employees, Officers and Directors to increase the number of shares issuable thereunder from its present 300,000 shares to 600,000 shares (an increase of 300,000 shares). Options already granted pursuant to the 1994 Plan are not affected by the proposed Amendment. Adoption of the Amendment is subject to the approval of a majority of the shares of The Company's Common Stock which are present in person or by proxy and entitled to vote at the Annual Meeting. The 1994 Plan was previously approved by stockholders at the 1994 Annual Meeting.

GENERAL

     The 1994 Plan allows the granting of stock options ("Options") and SARs to eligible 1994 Plan participants.

     The total number of shares currently authorized to be issued pursuant to Options granted under the 1994 Plan is 300,000. As of March 24, 1998, 262,600 shares are subject to Options currently outstanding under the 1994 Plan, and no shares remain available for Options to be granted in the future. If an Option expires or is canceled without having been fully exercised or vested, the unvested or canceled shares generally will again be available for grants of Options. The number of shares available for grant under the 1994 Plan, outstanding Options and SARs, the formula for granting Options, and the numerical limits for individual grants will be adjusted as appropriate to reflect any stock splits, recapitalizations, reorganizations or other relevant changes to the capital structure of the Company.

PURPOSE OF THE PLAN

     The 1994 Plan is intended to attract, motivate, and retain (1) employees of NMBT and its affiliates, and (2) officers and directors of NMBT and the Company. The 1994 Plan authorizes the granting of nonqualified stock options and SARs as a means of: (i) providing an incentive to and encouraging ownership of the Company's common stock by employees, officers, and directors (thereby aligning their interests more closely with those of the Company's stockholders); (ii) rewarding exemplary personnel; (iii) assisting in the recruitment of highly qualified personnel; and (iv) providing a mechanism for offering incentives to employees to continually strive to improve products and services and their contributions to performance. The Board of Directors believes that the Company needs to adopt the proposed Amendment to the 1994 Plan (increasing the number of shares reserved for issuance) to assist it in accomplishing these objectives.

     Under the provisions of the 1994 Plan the exercise price of the Options granted thereunder may not be lower than the fair market value of the shares on the date the Options are granted and, while Options granted under the 1994 Plan are not assignable (and generally will not be exercisable if the optionee's employment terminates for any reason), a participant or his representatives may exercise the Options for a six month period following the participant's retirement or death.

     Accordingly, the Board believes that the approval of the Amendment by the stockholders is in the best interests of NMBT, the Company and its stockholders and requests shareholder approval of the Amendment and the reservation of an additional 300,000 shares of the Company's common stock for issuance thereunder.

DESCRIPTION OF MAIN FEATURES OF THE PLAN AS AMENDED

     The 1994 Plan, provides for two types of awards: (1) Nonqualified Stock Options ("Options") and (2) Stock Appreciation Rights. Each such Option or SAR will be made on such terms and conditions consistent with the 1994 Plan as the Committee may determine.

     An SAR entitles the holder, upon exercise of the right, to the appreciation resulting from the excess of the fair market value of a share of stock on the exercise date over the option exercise price of the related Option.

     Shares of the Company's Common Stock authorized for issuance under the 1994 Plan, as proposed to be amended, are authorized but unissued shares. Any shares subject to Options which expire or are terminated unexercised become available again for issuance under the 1994 Plan.

     Employees, officers and directors (whether or not they are employees) are eligible to receive Options and SARs under the 1994 Plan. Members of the Board of Directors could receive a benefit by the adoption of the 1994 Plan and, therefore, have an interest in this Amendment. No promises of Options under the 1994 Plan have been made to any person, nor is it possible at this time to determine the total number of Options to be received by all employees, officers and directors as a group. The Company and NMBT have nine directors who are not employees and approximately 184 employees, including officers.

     Unless sooner terminated, the 1994 Plan will remain in effect and options may be granted pursuant to it until 2004, the date 10 years from the date the plan was initially approved by the stockholders. Outstanding Options granted under the 1994 Plan will however be exercisable for any period determined by the Board, but not longer than a maximum period of 10 years from the date granted.

     The 1994 Plan is administered by the Personnel Committee of the Board of Directors which consists of outside directors. The Committee will recommend to the Board how, and under what conditions and restrictions Options should be granted, and the full Board of Directors will decide whether or not to grant such Options and to approve the terms of their issuance. Committee members may not recommend Options for themselves and individual directors may not vote on Options for their personal benefit. The Committee has not considered or recommended the granting of any additional Options to any persons and will not unless and until the Amendment is approved by the Company's stockholders. The Committee is also authorized to interpret the 1994 Plan, in the event of ambiguities.

     The Board may terminate or amend the 1994 Plan with respect to any shares as to which Options have not been granted. The Board may not terminate, alter or impair any Option or SAR previously granted under the 1994 Plan. Neither the Committee nor the Board may increase the number of shares reserved for issuance pursuant to the 1994 Plan, except as a result of changes in the Company's capitalization resulting, for example, from stock splits, consolidations, or combination of shares, or make other material changes to the 1994 Plan without the approval of the Company's stockholders.

     The number of Options granted to an optionee pursuant to the 1994 Plan will be adjusted as a result of changes in the Company's capitalization resulting from a stock split, recapitalization, consolidation, combination of shares, merger, or other relevant change in the Company's capitalization (excluding, however, stock dividends).

FEDERAL INCOME TAX CONSEQUENCES

     Upon the exercise of an Option, an optionee will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the stock on the date of the exercise over the Option price. Any gain or loss recognized by the optionee on the subsequent disposition of the stock will be capital gain or loss.

     The exercise of an SAR will result in the recognition of ordinary income by the participant upon exercise in an amount equal to the amount of cash received and for the fair market value on the date of transfer of the shares acquired pursuant to the exercise.

     There will generally be no tax effect at the time of the granting of an Option or SAR. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as an optionee is required to recognize ordinary compensation income as described above. To the extent that an optionee recognizes capital gain as described above, the Company will not be entitled to a deduction for federal income tax purposes.

AMENDMENT OF THE PLAN

     The Board  generally  may amend or terminate  the 1994 Plan at any time and
for  any  reason,   but  certain   material   amendments  must  be  approved  by
stockholders.

     APPROVAL OF THE PROPOSED AMENDMENT REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF SHARES PRESENT, IN PERSON OR BY PROXY, AT THE MEETING AND ENTITLED TO VOTE.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT OF THE PLAN.


                     RATIFICATION OF DIRECTORS' APPOINTMENT
                             OF INDEPENDENT AUDITORS
                                (PROPOSAL THREE)

     The Board of Directors has appointed the firm of Deloitte & Touche LLP as the Company's independent auditors to serve for the fiscal year ending December 31, 1998. A representative of Deloitte & Touche LLP will be available to answer appropriate questions at the Annual Meeting and will be afforded the opportunity to make a statement, if he wishes to do so. Deloitte & Touche LLP is an internationally known firm. The Company is being served by the Stamford, Connecticut office.

     In 1997, Deloitte & Touche LLP provided the Company certain services, in addition to conducting the annual audit of the Company's financial statements. These services consisted primarily of income tax advice, corporate tax return preparation and audits and tax filings relative to pension plans. The Audit Committee of the Board of Directors approved these services and considered their possible effect on the independence of Deloitte & Touche LLP before these services were rendered.

REQUIRED VOTE FOR RATIFICATION OF INDEPENDENT AUDITORS

     To ratify the Directors' appointment of the independent auditors, the affirmative vote of the shares present, in person or by proxy entitled to vote at the Annual Meeting is required.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION.


CERTAIN TRANSACTIONS

     The Company and NMBT have had and expect to have in the future banking transactions in the ordinary course of business with directors, officers, stockholders and their associates. These transactions are made on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, and do not involve more than the normal risk of collectibility or present other unfavorable features at the time such loans are made. The highest aggregate amount of loans to all officers and directors of the Company and NMBT and their associates as a group was $3,063,638 on April 15, 1997, or 13.41% of stockholders' equity. There were no standby letters of credit to related parties outstanding at year end.


STOCKHOLDERS' PROPOSALS FOR 1999 MEETING

     Any proposal which a stockholder intends to present to the 1999 Annual Meeting of Stockholders, must be received by the Secretary of the Company on or before January 5, 1999 in order to be considered for inclusion in the Company's Proxy Statement and Form of Proxy relating to the 1999 Annual Meeting.

ALL OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

     As of the date of this Proxy Statement, the Board of Directors knows of no business that will be presented for consideration at the meeting other than that which has been referred to herein. As to other business, if any, that may properly come before the meeting, the persons named in the accompanying Form of Proxy will vote such Proxy in accordance with the determination of a majority of the Board of Directors.



                                            By Order of the Board of Directors,
                                            NMBT CORP



                                            JAY C. LENT
                                            Secretary



New Milford, Connecticut
April 3, 1998

                                  - APPENDIX -


PROXY

                                    NMBT CORP

                                 55 MAIN STREET
                      NEW MILFORD, CONNECTICUT, 06776-2400

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints JAY C. LENT and DEBORAH L. FISH, or either of them, the true and lawful attorneys for the undersigned, with power of substitution to each, to vote all the shares of stock of NMBT CORP (the "Company") standing in the name of the undersigned on the books of the Company as of the Record Date, March 24, 1998, at the Annual Meeting of Stockholders to be held at the Park Lane Office, 100 Park Lane, New Milford, Connecticut, on Tuesday, May 5, 1998 at 7:00 p.m., or at any adjournment or adjournments thereof, with all the power the undersigned would possess if personally present, in respect to the following matters as more fully described in the accompanying Proxy Statement to Stockholders.

     This proxy will be voted as directed by the stockholder on the reverse side of this proxy card.

     UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY WRITTEN NOTICE TO THE COMPANY, OR MAY BE WITHDRAWN AND YOU MAY VOTE IN PERSON SHOULD YOU ATTEND THE ANNUAL MEETING.


 1.   To elect three  Directors  to serve until the       Ruth Henderson,  Terry  C.Pellegrini and
      Annual Meeting of  Stockholders to be held in       Arthur C.  Weinshank
      the year  2001  who,  with the six  Directors       --------------------------------------------
      whose  terms of office do not  expire at this       (Names of each nominee)
      meeting, will constitute the full Board.

         FOR all nominee          WITHHOLD
       (except as marked     authority to vote
        to the contrary)     for all nominees
              [ ]                   [ ]                    (INSTRUCTION:  To withhold  authority  to vote for
                                                           any  individual  nominee(s),  write that nominee's
                                                           names(s) in the space provided below.)






 2.   To  approve  an  Amendment  to the 1994 Stock         3.   To  ratify  the  Directors'   appointment  of
      Option  Plan  of  the   Company's   operating              Deloitte  &  Touche  LLP  as  the   Company's
      subsidiary,NMBT,  in  order to  increase  the              independent  auditors  for  the  year  ending
      number  of  shares  issuable   thereunder  to              December 31, 1998.
      600,000.

            FOR         AGAINST        ABSTAIN                           FOR       AGAINST       ABSTAIN
            [ ]           [ ]            [ ]                             [ ]         [ ]           [ ]




4.   To  transact  such  other   business  as  may
     properly be brought before the Annual Meeting
     or any adjournments thereof.




                                                                       Dated:____________________________________________

                                                                       __________________________________________________
                                                                       Signed
                                                                       __________________________________________________
                                                                       Signed

                                                                       Please sign exactly as name appears  hereon.  When
                                                                       signing  as  attorney,  executor,   administrator,
                                                                       trustee,  or  guardian,  please give full title as
                                                                       such.  If more than one name is  shown,  including
                                                                       the case of joint tenants, each party should sign.
                                                                       Proxies  executed by a corporation  or partnership
                                                                       should be signed in the  corporate or  partnership
                                                                       name by a duly authorized officer or partner.
